UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Dryden Short-Term Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1 – Reports to Stockholders

DECEMBER 31, 2007	ANNUAL REPORT

Dryden Short-Term Bond Fund, Inc./

Dryden Short-Term Corporate Bond Fund

FUND TYPE

Debt

OBJECTIVE

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund is to seek high current income consistent with the preservation of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.90%; Class B, 1.60%; Class C, 1.60%; Class R, 1.35%; Class Z, 0.60%. Net operating expenses apply to: Class A, 0.85%; Class B, 1.60%; Class C, 1.35%; Class R, 1.10%; Class Z, 0.60%, after contractual reduction through 4/30/2008.

Cumulative Total Returns as of 12/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	5.95%	18.89%	59.33%	—
Class B	5.16	14.51	49.10	—
Class C	5.42	15.93	51.34	—
Class R	5.70	N/A	N/A	13.62% (5/17/04)
Class Z	6.22	20.50	63.54	—
Lehman Brothers 1–5 Year U.S. Credit Index[2]	6.09	21.55	73.65	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	4.95	17.17	60.79	***

Average Annual Total Returns[4] as of 12/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.51%	2.84%	4.42%	—
Class B	2.16	2.75	4.08	—
Class C	4.42	3.00	4.23	—
Class R	5.70	N/A	N/A	3.58% (5/17/04)
Class Z	6.22	3.80	5.04	—
Lehman Brothers 1–5 Year U.S. Credit Index[2]	6.09	3.98	5.67	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	4.95	3.21	4.85	***

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Distributions and Yields as of 12/31/07
	Total Distributions Paid for One Year	30-Day SEC Yield
Class A	$0.51	4.64%
Class B	$0.42	4.04
Class C	$0.45	4.30
Class R	$0.48	4.54
Class Z	$0.53	5.04

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 3% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

3The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Lehman Brothers 1–5 Year U.S. Credit Index Closest Month-End to Inception cumulative total return is 15.41% for Class R. Lehman Brothers 1–5 Year U.S. Credit Index Closest Month-End to Inception average annual return is 4.08% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return is 13.37% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 3.56% for Class R.

Investors cannot invest directly in an index. The returns for the Lehman Brothers 1–5 Year U.S. Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of total investments as of 12/31/07
DaimlerChrysler North America Holding, Inc., 4.05%, 06/04/08	1.3%
Telefonica Europe BV (Netherlands), Gtd. Notes, 7.75%, 09/15/10	1.1
Banc of America Commercial Mortgage, Inc., 4.128%, 07/10/42	1.1
Deutsche Telekom International Finance (Netherlands), 8.00%, 06/15/10	1.0
Goldman Sachs Group, Inc., 5.00%, 01/15/11	0.9

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/07
U.S. Government & Agency	0.7%
Aaa	7.1
Aa	11.4
A	27.2
Baa	47.4
Ba	3.8
Not Rated	1.7
Total Investments	99.3
Other assets in excess of liabilities	0.7
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Short-Term Corporate Bond Fund’s Class A shares returned 5.95% in 2007, underperforming the 6.09% return of the benchmark Lehman Brothers 1-5 Year U.S. Credit Index (the Index), though it should be noted the Index does not include the effect of mutual fund operating expenses. The Fund’s Class A shares outperformed the 4.95% return of the Lipper Short/Intermediate Investment-Grade Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income actively manages the Fund, which primarily invests in a portfolio of investment-grade corporate bonds that mature in six years or less. The Fund can also invest in other types of bonds not included in the Index, such as U.S. Treasury securities, residential mortgage-backed securities, commercial mortgage-backed securities, high yield corporate “junk” bonds, and asset-backed securities. The latter pay interest based upon the cash flow of an underlying pool of assets, such as home equity loans, automobile loans, or credit card receivables. Prudential Fixed Income tries to broadly diversify the Fund’s holdings so that no individual bond can have a large impact on its performance. As of December 31, 2007, the Fund held 304 securities.

What were conditions like in the U.S. short-term corporate bond market?

The investment environment for short-term corporate bonds grew more challenging during the year. In the first half of 2007, financial market participants debated whether the Federal Reserve (the Fed) would soon cut short-term interest rates to reinvigorate the U.S. economy. Economic growth slowed from January through March but increases in government spending and exports helped the economy pick up steam from April through June. Thus, expectations for lower short-term rates faded, particularly as the Fed remained concerned that higher prices for oil and other commodities might boost inflationary pressures in the economy.

Meanwhile, corporate balance sheets generally remained healthy, with many companies benefiting from strong earnings and a relatively low level of borrowed funds that had only recently begun to rise. These favorable fundamental factors were reflected in the modest amount of additional interest that short-term investment-grade corporate bonds paid over comparable U.S. Treasury securities, considered among the safest investments.

In the second half of the year, however, investors grew increasingly risk averse, and the amount of additional interest that short-term investment grade corporate bonds paid over comparable Treasury securities ballooned. This occurred because a meltdown in debt securities linked to risky mortgages in the U.S. escalated into a full-fledged

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	5

Strategy and Performance Overview (continued)

credit crisis that affected global financial markets. In early August, as commercial banks became reluctant to lend money to each other out of concern that some might be overexposed to subprime mortgages, a group of major central banks, including the Fed, pumped money into the financial system to ease the credit crisis. (A more aggressive effort to provide short-term loans to banks via auctions began late in the year.) Additionally, to prevent the credit crisis from derailing the U.S. economic expansion, the Fed repeatedly cut short-term rates in the second half of the year, lowering its target for the federal funds rate on overnight loans between banks from 5.25% to 4.25% and the discount rate from 6.25% to 4.75%. Lower rates helped calm financial markets somewhat, but the investment environment remained jittery as some prominent money center banks and Wall Street companies took multibillion-dollar write-downs on debt securities tied to risky mortgages. Investors fled to the safety of Treasury securities, which as a result, substantially outperformed all other sectors of the U.S. fixed income market in 2007, including investment-grade corporate bonds.

Within the short-term corporate bond market, the financial institutions sector underperformed the industrials and utilities sectors in 2007. As noted, some banks, brokerage firms, and consumer finance companies were particularly hard hit by subprime-mortgage exposure. Utilities, healthcare, and pharmaceuticals, among others, performed better because these businesses tend to hold up relatively well during times of economic weakness.

How did allocation to the corporate bond market affect the Fund?

Allocation to the industrials and utilities sectors contributed positively to the Fund’s relative performance. It had larger exposures to both than the Index, particularly in noncyclical industries such as food and beverage, healthcare, and pharmaceuticals. Positions in Kellogg Co. and Pepsi Americas, Inc. were contributors within the food and beverage sector, and Abbott Laboratories and Covidien added positive performance within the healthcare and pharmaceuticals areas.

Did the Fund own corporate bonds that were deeply affected by the credit crunch?

The largest detractor from the Fund’s return was its exposure to bonds of General Motors Acceptance Corp. (GMAC), a diversified financial services company, and its subsidiary, Residential Capital Corp. (Rescap), a global real estate finance company focused primarily on residential real estate. Subprime-mortgage woes weighed on bonds of both firms, and GMAC also faced concerns that tighter mortgage lending standards could spill over to auto financing. That said, the Fund still benefited from having a smaller exposure than the Index to the financial institutions sector, particularly bonds of banks. For example, the Fund avoided bonds of Washington

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Mutual, which are included in the Index. These bonds were pressured by the firm’s exposure to the subprime mortgage market and an investigation into its home appraisal practices by regulatory agencies.

Did the Fund invest in debt securities other than short-term corporate bonds?

The Fund continued to hold seasoned high-quality commercial mortgage-backed securities rated AAA to diversify away from bonds of corporations, which may become involved in mergers and acquisitions, leveraged buyouts, and other deals that are generally not in the best interest of bondholders. Commercial mortgage-backed securities are backed by mortgages on office buildings, strip malls, apartment buildings, or other commercial properties. The commercial mortgage-backed market has more recently suffered from lax underwriting standards, albeit to a lesser extent than the residential mortgage-backed market. Though exposure to the commercial mortgage-backed market was a modest drag on the Fund’s performance in 2007, these securities remain in the portfolio because they are a valuable way to diversify the Fund and spread risk.

How else does the Fund diversify its portfolio?

The Index also includes investment-grade debt securities issued by foreign governments and agencies and supranational organizations, which are global or regional concerns not tied to any one country. Because the credit crisis had less of an effect on this section of the Index, it outperformed the corporate section of the Index in 2007. The Fund owned bonds of foreign governments and agencies such as Mexican government bonds and Korean Development Bank bonds that performed well. However, it had a smaller exposure to these types of bonds than the Index, which detracted from its relative performance.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2007, at the beginning of the period, and held through the six-month period ended December 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Bond Fund, Inc./ Dryden Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,042.60	0.77%	$3.96
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Class B	Actual	$1,000.00	$1,039.50	1.52%	$7.81
	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73

Class C	Actual	$1,000.00	$1,040.80	1.27%	$6.53
	Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

Class R	Actual	$1,000.00	$1,042.30	1.02%	$5.25
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Class Z	Actual	$1,000.00	$1,045.00	0.52%	$2.68
	Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	9

Portfolio of Investments

as of December 31, 2007

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 97.6%

ASSET BACKED SECURITIES 0.2%
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A(b)	Baa1	5.4975%	3/15/12	$430	$423,213
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A(b)	Baa1	5.5275	2/15/12	161	160,510
First Franklin NIM Trust, Series 2006-FF4N, Class N1, 144A(f)	A(c)	5.500	3/25/36	52	45,092

Total asset backed securities (cost $642,515)					628,815

COMMERCIAL MORTGAGE BACKED SECURITIES 7.1%
Banc of America Commercial Mortgage, Inc., Ser. 2004-4, Class A3	AAA(c)	4.128	7/10/42	2,800	2,777,393
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(c)	7.620	6/10/33	876	925,528
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2	AAA(c)	4.853	7/10/45	1,575	1,568,637
GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class A3	AAA(c)	4.207	12/10/41	1,000	992,885
Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A2	Aaa	3.285	7/05/35	1,500	1,473,037
GS Mortgage Secs. Corp. II, Ser. 1998-C1, Class B	AAA(c)	6.970	10/18/30	1,650	1,662,978
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2003-CB7, Class A2	Aaa	4.128	1/12/38	1,550	1,536,829
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A2	Aaa	4.851	8/15/42	1,800	1,790,503
LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A2	AAA(c)	4.885	9/15/30	1,800	1,796,254
Merrill Lynch Mortgage Trust, Ser. 2005-CIP1, Class A2	Aaa	4.960	7/12/38	1,800	1,796,205

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	11

Portfolio of Investments

as of December 31, 2007 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2	AAA(c)	4.809%	1/14/42	$1,900	$1,893,482
Salomon Brothers Mortgage Securities, Inc., Ser. 2001-C2, Class A2	Aaa	6.168	2/13/10	344	343,975

Total commercial mortgaged-backed securities (cost $18,986,927)					18,557,706

CORPORATE BONDS 89.6%

Aerospace/Defense 0.8%
BAE Systems Holdings, Inc., Notes, 144A	Baa2	4.750	8/15/10	1,240	1,248,787
Goodrich Corp.	Baa2	7.500	4/15/08	385	387,243
Northrop Grumman Corp., Gtd. Notes	Baa1	7.125	2/15/11	340	362,354

					1,998,384

Airlines 0.8%
American Airlines, Inc.	Ba1	6.817	5/23/11	700	678,125
American Airlines, Inc.	Baa2	7.858	10/01/11	205	215,186
Continental Airlines, Inc.	Ba1	7.373	12/15/15	230	221,040
Continental Airlines, Inc.	Baa2	7.487	10/02/10	910	919,100

					2,033,451

Automotive 2.3%
DaimlerChrysler North America Holding Corp., M.T.N.	A3	5.750	9/08/11	1,155	1,172,152
DaimlerChrysler North America Holding, Inc.	A3	4.050	6/04/08	3,315	3,302,237
DaimlerChrysler North America Holding, Inc.	A3	4.875	6/15/10	260	258,845
Johnson Controls, Inc.	Baa1	5.250	1/15/11	1,195	1,198,372

					5,931,606

Banking 4.2%
Citigroup, Inc.	Aa3	5.850	7/02/13	1,500	1,544,249
Credit Suisse First Boston	Aa1	4.875	8/15/10	1,615	1,635,459
HSBC Bank USA, Sr. Notes	Aa2	3.875	9/15/09	1,775	1,758,400
ICICI Bank Ltd. (India), 144A(b)	Baa2	5.7875	1/12/10	420	414,582

See Notes to Financial Statements.

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	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

ICICI Bank Ltd., Notes (Singapore),144A	Baa2	5.750%	11/16/10	$440	$436,480
JP Morgan Chase & Co.	Aa2	5.375	10/01/12	1,000	1,017,790
JP Morgan Chase & Co.	Aa2	5.600	6/01/11	1,525	1,573,661
JP Morgan Chase & Co., Sub. Notes	Aa3	6.750	2/01/11	500	524,997
PNC Funding Corp.	A2	6.125	2/15/09	400	402,650
Wells Fargo & Co., Sr. Notes	Aa1	4.200	1/15/10	1,815	1,803,532

					11,111,800

Brokerage 7.4%
Bear Stearns Cos., Inc.	A2	5.350	2/01/12	1,200	1,168,715
Goldman Sachs Group, Inc.	Aa3	5.000	1/15/11	2,370	2,388,825
Goldman Sachs Group, Inc.	Aa3	5.450	11/01/12	2,280	2,324,371
Goldman Sachs Group, Inc.	Aa3	6.600	1/15/12	375	396,750
Janus Capital Group, Inc., Notes	Baa3	6.250	6/15/12	650	665,518
Lehman Brothers Holdings, Inc.	A1	4.250	1/27/10	435	427,434
Lehman Brothers Holdings, Inc., M.T.N	A1	3.950	11/10/09	1,955	1,905,599
Lehman Brothers Holdings, Inc., M.T.N.	A1	5.250	2/06/12	1,520	1,504,022
Lehman Brothers Holdings, Inc., Sr. Notes	A1	6.000	7/19/12	900	916,411
Merrill Lynch & Co., Inc., Notes	A1	4.250	2/08/10	2,055	2,014,512
Merrill Lynch & Co., Inc., Sr. Unsec. Notes	A1	6.050	8/15/12	565	575,845
Morgan Stanley Dean Witter	Aa3	3.875	1/15/09	1,080	1,068,891
Morgan Stanley Dean Witter	Aa3	4.000	1/15/10	1,160	1,140,649
Morgan Stanley Dean Witter	Aa3	5.625	1/09/12	2,000	2,034,494
Morgan Stanley	Aa3	5.250	11/02/12	1,065	1,064,645

					19,596,681

Building Materials & Construction 2.0%
American Standard, Inc.	Baa3	8.250	6/01/09	280	293,733
American Standard, Inc., Gtd. Notes	Baa3	7.625	2/15/10	810	850,554
Centex Corp.	Ba1	5.450	8/15/12	270	237,480
CRH America, Inc.	Baa1	5.625	9/30/11	570	575,983
DR Horton, Inc.	Ba1	5.000	1/15/09	1,000	956,287
Hanson PLC, Sr. Unsub. Notes (United Kingdom)	Baa3	7.875	9/27/10	620	672,673

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	13

Portfolio of Investments

as of December 31, 2007 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Lafarge SA (France)	Baa2	6.150%	7/15/11	$700	$720,070
RPM International, Inc., Sr. Notes	Baa3	4.450	10/15/09	830	822,061
Ryland Group, Inc., Sr. Notes	Ba1	5.375	6/01/08	169	167,997

					5,296,838

Cable 2.5%
Comcast Cable Communications, Inc.	Baa2	6.200	11/15/08	800	806,510
Comcast Cable Communications, Inc., Sr. Notes	Baa2	6.750	1/30/11	810	846,843
Comcast Corp.	Baa2	5.450	11/15/10	1,145	1,168,366
Cox Communications, Inc.	Baa3	3.875	10/01/08	585	578,403
Cox Communications, Inc.	Baa3	4.625	1/15/10	725	719,375
Cox Communications, Inc.	Baa3	6.750	3/15/11	390	409,131
Cox Communications, Inc.	Baa3	7.875	8/15/09	290	303,403
Cox Communications, Inc., Unsec. Notes	Baa3	7.750	11/01/10	450	479,990
Cox Enterprises, 144A(e) (cost $ 805,662; purchased 1/25/06)	Baa3	4.375	5/01/08	825	822,350
Time Warner Cable, Inc.	Baa2	5.400	7/02/12	580	581,166

					6,715,537

Capital Goods 3.7%
Caterpillar Financial Services Corp.	A2	4.850	12/07/12	1,085	1,086,874
ERAC USA Finance Co., 144A(b)	Baa1	5.3031	8/28/09	610	612,872
ERAC USA Finance Co., 144A	Baa2	7.350	6/15/08	830	837,084
ERAC USA Finance Co., 144A	Baa2	8.000	1/15/11	180	192,594
ERAC USA Finance Co., Gtd. Notes, 144A	Baa2	5.300	11/15/08	185	183,758
ERAC USA Finance Co., 144A	Baa2	5.800	10/15/12	900	892,863
FedEx Corp.	Baa2	3.500	4/01/09	1,000	983,842
John Deere Capital Corp.	A2	4.950	12/17/12	1,565	1,567,151
Steelcase, Inc.	Baa3	6.500	8/15/11	1,000	1,048,173
Textron Financial Corp.	A3	4.600	5/03/10	895	911,637
Textron Financial Corp.	A3	5.125	11/01/10	805	820,949
Waste Management, Inc., Sr. Notes	Baa3	6.500	11/15/08	540	546,955

					9,684,752

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chemicals 1.8%
EI Du Pont de Nemours & Co.	A2	5.000%	1/15/13	$735	$739,636
ICI Wilmington, Inc., Gtd. Notes	Baa2	4.375	12/01/08	1,300	1,298,209
Lubrizol Corp., Notes	Baa3	5.875	12/01/08	1,000	1,004,913
Lubrizol Corp., Sr. Notes	Baa3	4.625	10/01/09	900	903,829
Union Carbide Corp.	Ba2	6.700	4/01/09	800	803,898

					4,750,485

Consumer 1.4%
Clorox Co.	Baa1	5.450	10/15/12	2,000	2,016,520
Fortune Brands, Inc.	Baa2	5.125	1/15/11	555	553,874
Western Union Co.	A3	5.400	11/17/11	690	695,279
Whirlpool Corp.	Baa2	6.125	6/15/11	415	432,191

					3,697,864

Electrical Utilities 7.8%
Alabama Power Co., Series HH	A2	5.100	2/01/11	835	846,623
Appalachian Power Co.	Baa2	3.600	5/15/08	750	744,671
Appalachian Power Co., Sr. Notes	Baa2	4.400	6/01/10	1,000	992,578
Arizona Public Service Co.	Baa2	6.375	10/15/11	1,210	1,251,863
Consolidated Edison Co. of New York, Inc., Sr. Notes	A1	4.700	6/15/09	660	663,053
Consumers Energy Co.	Baa1	4.250	4/15/08	1,000	996,641
Consumers Energy Co.	Baa1	4.400	8/15/09	710	703,818
Dominion Resources, Inc.	Baa2	4.750	12/15/10	1,170	1,172,264
Dominion Resources, Inc.	Baa2	5.687	5/15/08	510	511,127
East Coast Power LLC, Sr. Notes	Baa3	6.737	3/31/08	28	28,055
EDP Finance BV (Netherlands), 144A	A2	5.375	11/02/12	1,000	1,001,013
Empresa Nacional de Electricidad S.A., Bonds, Ser. B (Chile)	Baa3	8.500	4/01/09	460	480,875
Enel Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	5.700	1/15/13	620	629,475
Exelon Generation Co., LLC	A3	6.950	6/15/11	615	641,672
FirstEnergy Corp., Notes, Ser. B	Baa3	6.450	11/15/11	550	567,939
FPL Group Capital, Inc.	A2	5.551	2/16/08	1,050	1,050,066
FPL Group Capital, Inc.	A2	5.625	9/01/11	275	281,593
Nevada Power Co., Ser. A	Baa3	8.250	6/01/11	435	472,487

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	15

Portfolio of Investments

as of December 31, 2007 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pacific Gas & Electric Co.	A3	3.600%	3/01/09	$1,200	$1,187,025
Pacific Gas & Electric Co.	A3	4.200	3/01/11	505	496,930
PacifiCorp., First Mortgage	A3	4.300	9/15/08	1,000	997,465
Progress Energy, Inc., Sr. Notes	A2	4.500	6/01/10	705	709,644
PSEG Energy Holdings LLC, Sr. Notes	Ba3	8.625	2/15/08	390	390,876
PSEG Power LLC	Baa1	6.950	6/01/12	260	277,188
Public Service Co. of Colorado, Collateral Trust, Ser. 14	A3	4.375	10/01/08	1,100	1,094,467
Puget Energy, Inc.	Baa2	3.363	6/01/08	750	743,985
Virginia Electric and Power Co.	Baa1	5.100	11/30/12	900	903,868
Xcel Energy, Inc., Sr. Notes	Baa1	3.400	7/01/08	620	614,454

					20,451,715

Energy - Integrated 0.5%
Burlington Resources Finance Co. (Canada)	A2	6.400	8/15/11	470	496,346
TNK-BP Finance SA (Luxembourg), 144A	Baa2	6.875	7/18/11	750	740,625

					1,236,971

Energy - Other 2.3%
Anadarko Petroleum Corp.(b)	Baa3	5.3906	9/15/09	1,100	1,082,976
Delek & Avner Yam Tethys Ltd. (Israel), 144A	Baa3	5.326	8/01/13	313	315,386
Nabors Holdings 1 Ulc.	A3	4.875	8/15/09	240	242,501
Transocean, Inc. (Cayman Islands)	Baa2	5.250	3/15/13	1,200	1,202,659
Valero Energy Corp., Sr. Notes	Baa3	3.500	4/01/09	1,000	982,955
Weatherford International, Inc., Gtd. Notes, 144A	Baa1	5.950	6/15/12	705	731,957
Western Oil Sands, Inc. (Canada)	Baa3	8.375	5/01/12	855	953,587
XTO Energy, Inc., Sr. Unsec. Notes	Baa2	5.900	8/01/12	460	476,530

					5,988,551

Foods 7.8%
Anheuser-Busch Cos., Inc.	A2	5.125	10/01/08	143	143,772
Brown-Forman Corp.	A2	5.200	4/01/12	1,005	1,027,924
Bunge Ltd. Finance Corp.	Baa2	4.375	12/15/08	1,500	1,490,096

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Cadbury Schweppes US Finance LLC, Notes, 144A	Baa2	3.875%	10/01/08	$895	$889,578
Cargill, Inc., Notes, 144A	A2	3.625	3/04/09	500	492,673
ConAgra Foods, Inc., Notes	Baa2	7.875	9/15/10	990	1,062,618
Coors Brewing Co.	Baa2	6.375	5/15/12	72	76,703
Darden Restaurants, Inc.	Baa3	5.625	10/15/12	610	620,023
Diageo Capital PLC (United Kingdom)	A3	4.375	5/03/10	275	274,247
Diageo Capital PLC (United Kingdom)	A3	5.125	1/30/12	390	390,422
Diageo Capital PLC (United Kingdom)	A3	5.200	1/30/13	920	924,200
Fred Meyer, Inc.	Baa2	7.450	3/01/08	1,600	1,605,605
HJ Heinz Co., Notes, 144A	Baa2	6.428	12/01/08	530	539,567
Kellogg Co.	A3	5.125	12/03/12	920	927,704
Kellogg Co., Notes, Ser. B	A3	6.600	4/01/11	805	853,027
Kraft Foods, Inc.	Baa2	4.000	10/01/08	1,175	1,165,568
Kraft Foods, Inc., Sr. Unsec. Notes(b)	Baa2	5.3869	8/11/10	1,350	1,338,771
Miller Brewing Co., 144A	Baa1	4.250	8/15/08	1,000	995,650
Pepsi Americas, Inc.	Baa1	5.625	5/31/11	285	296,873
PepsiCo., Inc.,	Aa2	4.650	2/15/13	1,460	1,469,804
SABMiller PLC, 144A (United Kingdom)	Baa1	6.200	7/01/11	650	680,004
Safeway, Inc.	Baa2	4.125	11/01/08	520	514,408
Safeway, Inc.	Baa2	4.950	8/16/10	780	784,095
Tricon Global Restaurants, Inc., Sr. Notes	Baa2	7.650	5/15/08	500	504,731
Whitman Corp.	Baa1	6.375	5/01/09	895	922,337
Yum! Brands, Inc., Sr. Notes	Baa2	8.875	4/15/11	330	363,999

					20,354,399

Foreign Government Bond 1.5%
Export-Import Bank of Korea (The) (South Korea), 144A	Aa3	4.125	2/10/09	1,530	1,509,606
Korea Development Bank, Notes (South Korea)	Aa3	4.750	7/20/09	1,210	1,203,137
Pemex Project Funding Master Trust	Baa1	8.500	2/15/08	610	611,840
Pemex Project Funding Master Trust	Baa1	9.125	10/13/10	45	49,725

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	17

Portfolio of Investments

as of December 31, 2007 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pemex Project Funding Master Trust	BBB+(c)	9.375%	12/02/08	$573	$593,800

					3,968,108

Gaming 0.3%
MGM Mirage, Inc., Gtd. Notes	Ba2	6.000	10/01/09	700	696,500

Health Care & Pharmaceutical 4.8%
Abbott Laboratories	A1	5.150	11/30/12	1,640	1,676,156
AmerisourceBergen Corp.	Ba1	5.625	9/15/12	600	608,485
Baxter Finco BV (Netherlands)	A3	4.750	10/15/10	830	834,279
Baxter International, Inc., Sr. Unsec. Notes	Baa1	5.196	2/16/08	720	719,846
Boston Scientific Corp.	Ba2	6.000	6/15/11	960	926,400
Cardinal Health, Inc., Unsec. Notes	Baa2	6.750	2/15/11	480	504,149
Covidien International Finance SA (Luxembourg), 144A	Baa1	5.150	10/15/10	720	736,248
Covidien International Finance SA (Luxembourg), 144A	Baa1	5.450	10/15/12	1,300	1,338,465
Hospira, Inc., Notes	Baa3	4.950	6/15/09	670	672,114
Hospira, Inc., Sr. Notes	Baa3	5.550	3/30/12	375	381,328
McKesson Corp.	Baa3	5.250	3/01/13	515	515,962
Medtronic, Inc., Ser. B, Sr. Notes	A1	4.375	9/15/10	1,100	1,102,481
Quest Diagnostics, Inc.	Baa3	5.125	11/01/10	535	544,888
Wyeth	A3	4.375	3/01/08	730	729,488
Wyeth	A3	6.950	3/15/11	1,125	1,198,699

					12,488,988

Health Care Insurance 2.4%
Aetna, Inc.	A3	5.750	6/15/11	1,290	1,325,875
Cigna Corp.	Baa2	6.375	10/15/11	606	633,534
UnitedHealth Group, Inc., 144A	A3	5.125	11/15/10	600	606,688
UnitedHealth Group, Inc.	A3	5.250	3/15/11	1,500	1,516,780
Wellpoint, Inc.	Baa1	5.000	1/15/11	1,330	1,331,918
Wellpoint, Inc., Notes	Baa1	4.250	12/15/09	1,000	988,392

					6,403,187

Insurance 2.8%
Chubb Corp.	A2	5.200	4/01/13	570	567,050
Chubb Corp.	A2	5.472	8/16/08	1,370	1,371,644

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Hartford Financial Services Group, Inc.	A2	5.250%	10/15/11	$405	$410,489
ING Security Life Institutional Funding, 144A	Aa3	4.250	1/15/10	1,100	1,113,769
Lincoln National Corp., Sr. Unsec. Notes	A3	5.650	8/27/12	800	821,194
Marsh & McLennan Cos., Inc.	Baa2	3.625	2/15/08	500	498,694
Principal Life Income Funding Trust	Aa2	5.200	11/15/10	740	756,023
Progressive Corp. (The)	A1	6.375	1/15/12	875	932,801
Travelers Cos., Inc. (The)	A3	5.375	6/15/12	925	946,481

					7,418,145

Lodging 0.8%
Royal Caribbean Cruises Ltd., Sr. Notes (Liberia)	Ba1	8.000	5/15/10	1,000	1,033,825
Starwood Hotels & Resorts Wordwide, Inc., Sr. Unsec. Notes	Baa3	6.250	2/15/13	1,046	1,046,635

					2,080,460

Media & Entertainment 3.1%
Chancellor Media Corp.	Baa3	8.000	11/01/08	820	847,542
Intl. Speedway Corp.	Baa2	4.200	4/15/09	1,250	1,244,021
News America Holdings, Inc.	Baa2	7.375	10/17/08	875	888,926
Time Warner, Inc.	Baa2	5.500	11/15/11	380	381,558
Time Warner, Inc., Gtd. Notes(a)	Baa2	6.750	4/15/11	1,375	1,432,113
Viacom, Inc.	Baa3	5.750	4/30/11	1,190	1,204,968
Viacom, Inc.	Baa3	6.625	5/15/11	810	840,155
Walt Disney Co. (The)	A2	4.700	12/01/12	1,280	1,279,958

					8,119,241

Metals 1.3%
Alcan Aluminum Ltd. (Canada)	A3	6.250	11/01/08	815	820,003
BHP Billiton Finance Ltd. (Australia)	A1	5.125	3/29/12	400	403,308
BHP Billiton Finance USA Ltd. (Australia)	A1	5.000	12/15/10	825	836,780
United States Steel Corp.	Baa3	5.650	6/01/13	800	774,938
Xstrata Finance Canada Ltd. (Canada), 144A	Baa2	5.500	11/16/11	580	590,057

					3,425,086

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	19

Portfolio of Investments

as of December 31, 2007 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Non Captive Finance 3.2%
American Express Credit Corp.	Aa3	5.000%	12/02/10	$1,100	$1,111,984
Capital One Bank	A2	4.250	12/01/08	690	675,204
Capital One Financial Co.	A3	5.700	9/15/11	230	222,194
CIT Group, Inc.	A2	5.400	2/13/12	605	570,531
CIT Group, Inc.	A2	5.600	4/27/11	1,095	1,054,350
CIT Group, Inc., Sr. Notes	A2	4.250	2/01/10	35	33,676
Countrywide Financial Corp., M.T.N.	Baa3	5.800	6/07/12	485	354,292
Countrywide Home Loans, Inc.	Baa3	4.125	9/15/09	500	366,760
GMAC LLC(b)	Ba3	6.1188	5/15/09	520	484,320
HSBC Finance Corp.	Aa3	4.750	5/15/09	1,100	1,096,347
HSBC Finance Corp.	Aa3	4.750	4/15/10	1,265	1,258,069
International Lease Finance Corp., Notes, M.T.N.	A1	5.450	3/24/11	635	639,919
International Lease Finance Corp., Unsub. Notes	A1	3.500	4/01/09	30	29,487
iStar Financial, Inc.	Baa2	5.500	6/15/12	575	499,603

					8,396,736

Non-Corporate 0.5%
Mexico Government International Bond (Mexico)(b)	Baa1	5.9425	1/13/09	1,355	1,357,710

Paper 0.3%
International Paper Co.	Baa3	4.250	1/15/09	740	732,507

Pipelines & Other 2.8%
Atmos Energy Corp., Notes	Baa3	4.000	10/15/09	1,845	1,817,982
Duke Cap Corp.	Baa1	7.500	10/01/09	495	516,008
Duke Energy Field Services LLC, Notes	Baa2	7.875	8/16/10	1,315	1,410,612
Enterprise Products Operating LP, Sr. Notes	Baa3	4.625	10/15/09	920	918,553
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes	Baa2	5.850	9/15/12	1,050	1,081,082
ONEOK Partners LP	Baa2	5.900	4/01/12	600	616,919
Oneok, Inc., Sr. Unsec. Notes	Baa2	5.510	2/16/08	880	879,458

					7,240,614

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Railroads 2.1%
Burlington Northern Santa Fe Corp.	Baa1	5.900%	7/01/12	$445	$460,029
Burlington Northern Santa Fe Corp.	Baa1	6.750	7/15/11	705	744,711
Canadian National Railway Co. (Canada)	A3	4.250	8/01/09	720	716,568
CSX Corp.	Baa3	4.875	11/01/09	300	300,820
CSX Corp.	Baa3	6.750	3/15/11	315	330,547
CSX Corp., Sr. Notes	Baa3	5.750	3/15/13	675	683,365
Norfolk Southern Corp.	Baa1	8.625	5/15/10	845	924,372
Union Pacific Corp.	Baa2	6.650	1/15/11	500	519,792
Union Pacific Corp., Sr. Unsec. Notes	Baa2	5.450	1/31/13	750	756,541

					5,436,745

Real Estate Investments Trusts 2.7%
AvalonBay Communities, Inc.	Baa1	5.500	1/15/12	590	588,903
Brandywine Operating Partners	Baa3	5.750	4/01/12	585	579,099
BRE Properties, Inc., Sr. Notes	Baa2	4.875	5/15/10	700	709,584
Duke Realty LP	Baa1	5.625	8/15/11	440	442,482
Equity One, Inc., Gtd. Notes	Baa3	3.875	4/15/09	500	484,216
ERP Operating LP	Baa1	4.750	6/15/09	650	641,298
ERP Operating LP	Baa1	5.500	10/01/12	800	793,046
Mack-Cali Realty LP, Notes	Baa2	7.250	3/15/09	785	806,124
Nationwide Health Properties, Inc.	Baa3	6.500	7/15/11	240	250,634
Simon Property Group LP	A3	4.600	6/15/10	1,100	1,093,469
Simon Property Group LP	A3	5.600	9/01/11	365	366,192
Simon Property Group LP	A3	5.750	5/01/12	390	392,333

					7,147,380

Retail 2.5%
CVS Caremark Corp.(b)	Baa2	5.4406	6/01/10	1,350	1,335,521
CVS Caremark Corp.	Baa2	5.750	8/15/11	1,000	1,024,338
Federated Department Stores, Inc., Sr. Notes	Baa2	6.625	9/01/08	1,300	1,309,898
Federated Retail Holding, Inc.	Baa2	5.350	3/15/12	575	560,220
Home Depot, Inc.	Baa1	4.625	8/15/10	940	933,731
JC Penney Co., Inc.	Baa3	7.375	8/15/08	300	303,486
JC Penney Co., Inc., Sr. Unsec. Notes	Baa3	8.000	3/01/10	985	1,025,552

					6,492,746

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	21

Portfolio of Investments

as of December 31, 2007 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology 2.0%
Certegy, Inc., Unsub. Notes	Ba1	4.750%	9/15/08	$325	$320,531
Fiserv, Inc.	Baa2	4.000	4/15/08	650	648,330
Fiserv, Inc.	Baa2	6.125	11/20/12	650	661,569
Intuit, Inc.	Baa2	5.400	3/15/12	575	584,000
Jabil Circuit, Inc., Sr. Notes	Ba1	5.875	7/15/10	785	794,373
Motorola, Inc., Sr. Notes	Baa1	8.000	11/01/11	425	458,134
Xerox Corp.	Baa2	5.500	5/15/12	200	203,323
Xerox Corp.	Baa2	7.125	6/15/10	1,500	1,571,527

					5,241,787

Telecommunications 10.8%
AT&T, Inc.	A2	4.950	1/15/13	1,770	1,779,434
AT&T Corp., Sr. Notes	A2	7.300	11/15/11	2,185	2,367,463
BellSouth Corp., Notes	A2	4.200	9/15/09	1,545	1,535,803
British Telecommunications PLC (United Kingdom)	Baa1	5.150	1/15/13	1,000	997,836
Cingular Wireless Services, Inc., Notes	A2	8.125	5/01/12	415	461,446
Deutsche Telekom International Finance (Netherlands)	A3	8.000	6/15/10	2,495	2,663,641
Embarq Corp., Sr. Unsec. Notes	Baa3	6.738	6/01/13	750	775,783
France Telecom SA (France)	A3	7.750	3/01/11	1,860	1,999,175
GTE Corp.	Baa1	7.510	4/01/09	820	843,740
Koninklijke (Royal) KPN NV, Sr. Unsub. Notes (Netherlands)	Baa2	8.000	10/01/10	575	616,668
Qwest Services Corp., Sr. Notes	Ba1	7.875	9/01/11	700	728,000
SBC Communications, Inc.	A2	4.125	9/15/09	1,250	1,242,051
Sprint Capital Corp.	Baa3	6.125	11/15/08	750	750,929
Sprint Capital Corp.	Baa3	6.375	5/01/09	590	592,975
Sprint Capital Corp.	Baa3	7.625	1/30/11	645	672,154
Telecom Italia Capital SA (Luxembourg)	Baa2	4.000	11/15/08	1,500	1,480,631
Telecom Italia Capital SA (Luxembourg)	Baa2	4.000	1/15/10	650	636,632
Telecom Italia Capital SA (Luxembourg)	Baa2	6.200	7/18/11	720	739,964
Telefonica Europe BV (Netherlands), Gtd. Notes	Baa1	7.750	9/15/10	2,595	2,777,565
TELUS Corp., Notes (Canada)	Baa1	8.000	6/01/11	820	888,445
Verizon Global Funding Corp.	A3	5.350	2/15/11	500	512,210
Verizon Global Funding Corp.	A3	7.250	12/01/10	725	777,150

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Vodafone Group PLC (United Kingdom)	Baa1	5.350%	2/27/12	$ 960	$966,700
Vodafone Group PLC (United Kingdom)	Baa1	5.500	6/15/11	630	636,685
Vodafone Group PLC (United Kingdom), Sr. Notes	Baa1	7.750	2/15/10	750	791,167

					28,234,247

Tobacco 0.4%
Altria Group, Inc.	Baa1	5.625	11/04/08	30	30,170
Reynolds American, Inc., Notes(b)	Ba1	5.6906	6/15/11	1,000	982,500

					1,012,670

Total corporate bonds (cost $234,098,480)					234,741,891

U.S. TREASURY OBLIGATIONS 0.7%
United States Treasury Notes		3.625	12/31/12	840	846,300
United States Treasury Notes		5.125	6/30/11	885	940,243

Total U.S. treasury obligations (cost $1,771,257)					1,786,543

Total long-term investments (cost $255,499,179)					255,714,955

				Shares
SHORT-TERM INVESTMENT 1.7%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $4,317,204; Note 3)(d)				4,317,204	4,317,204

Total Investments 99.3% (cost $259,816,383; Note 5)					260,032,159
Other assets in excess of liabilities(g) 0.7%					1,880,264

Net Assets 100.0%					$261,912,423

*	The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

The following abbreviations are used in the portfolio descriptions:

LP—Limited Partnership

LLC—Limited Liability Company

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	23

Portfolio of Investments

as of December 31, 2007 continued

M.T.N.—Medium Term Note

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Segregated as collateral for financial futures contracts.
(b)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate in effect at December 31, 2007.
(c)	Standard & Poor’s rating.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Indicates a restricted security. The aggregate cost of the restricted security is $805,662. The aggregate value of $822,350 is approximately 0.3% of net assets.
(f)	Indicates an illiquid security.
(g)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures contracts and credit default swap agreements as follows:

Details of open financial futures contracts at December 31, 2007:

Number of Contracts	Type	Expiration Date	Current Value	Value at Trade Date	Unrealized Appreciation
	Long Positions:
3	U.S. T-Notes 2 Yr	Mar. 08	$630,750	$629,959	$791
272	U.S. T-Notes 5 Yr	Mar. 08	29,996,500	29,866,249	130,251

					$131,042

Details of the credit default swap agreements outstanding as of December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services(1)	12/20/2009	$830	0.60%	RPM International, Inc. 6.25%, 12/15/13	$(3,924)
JPMorgan Chase Bank, N.A.(1)	06/20/2012	1,000	0.30%	PPG Industries, Inc. 7.05%, 08/15/09	407
Citibank, N.A.(1)	09/20/2012	1,000	0.32%	Clorox Co. (The) 6.125%, 02/01/11	(1,924)
JPMorgan Chase Bank, N.A.(1)	09/20/2012	1,000	0.55%	Gannett Co., Inc. 6.375%, 04/01/12	10,942
Citibank, N.A.(1)	09/20/2012	1,000	0.31%	Altria Group, Inc. 7.00%, 11/04/13	(2)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	09/20/2012	$1,000	0.595%	Fortune Brands, Inc. 6.25%, 04/01/08	$9,262
Morgan Stanley Capital Services(1)	09/20/2012	1,000	0.45%	Sara Lee Corp. 6.125%, 11/01/32	(6,103)

					$8,658

(1)	The Fund pays a fixed rate and receives par from the counterparty in the event that the underlying bond defaults.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Telecommunications	10.8%
Electrical Utilities	7.8
Foods	7.8
Brokerage	7.4
Commercial Mortgage Backed Securities	7.1
Health Care & Pharmaceutical	4.8
Banking	4.2
Capital Goods	3.7
Non Captive Finance	3.2
Media & Entertainment	3.1
Insurance	2.8
Pipelines & Others	2.8
Real Estate Investment Trust	2.7
Cable	2.5
Retail	2.5
Health Care Insurance	2.4
Automotive	2.3
Energy—Other	2.3
Railroads	2.1
Building Materials & Construction	2.0
Technology	2.0
Chemicals	1.8
Affiliated Money Market Mutual Fund	1.7
Foreign Government Bond	1.5
Consumer	1.4
Metals	1.3
Aerospace & Defense	0.8
Airlines	0.8
Lodging	0.8
U.S. Treasury Obligations	0.7
Energy—Integrated	0.5
Non-Corporate	0.5
Tobacco	0.4
Gaming	0.3
Paper	0.3
Asset Backed Securities	0.2

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	25

Statement of Assets and Liabilities

as of December 31, 2007

Assets
Investments at value:
Unaffiliated investments (cost $255,499,179)	$255,714,955
Affiliated investments (cost $4,317,204)	4,317,204
Cash	12,266
Dividends and interest receivable	3,156,412
Receivable for Fund shares sold	310,984
Due from broker—variation margin	83,953
Unrealized appreciation on credit default swaps	20,611
Prepaid expenses	3,925

Total assets	263,620,310

Liabilities
Payable for Fund shares repurchased	1,239,330
Accrued expenses	194,644
Management fee payable	89,129
Dividends payable	70,138
Distribution fee payable	62,889
Transfer agent fee payable	26,868
Deferred directors’ fees	12,936
Unrealized depreciation on credit default swaps	11,953

Total liabilities	1,707,887

Net Assets	$261,912,423

Net assets were comprised of:
Common stock, at par	$240,573
Paid-in capital in excess of par	284,105,342

284,345,915
Undistributed net investment income	34,117
Accumulated net realized loss on investment transactions	(22,824,661)
Net unrealized appreciation on investments	357,052

Net assets, December 31, 2007	$261,912,423

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($161,995,385 ÷ 14,888,160 shares of common stock issued and outstanding)	$10.88
Maximum sales charge (3.25% of offering price)	.37

Maximum offering price to public	$11.25

Class B
Net asset value, offering price and redemption price per share ($15,022,911 ÷ 1,380,835 shares of common stock issued and outstanding)	$10.88

Class C
Net asset value, offering price and redemption price per share ($23,034,885 ÷ 2,117,002 shares of common stock issued and outstanding)	$10.88

Class R
Net asset value, offering price and redemption price per share ($140,604 ÷ 12,924 shares of common stock issued and outstanding)	$10.88

Class Z
Net asset value, offering price and redemption price per share ($61,718,638 ÷ 5,658,406 shares of common stock issued and outstanding)	$10.91

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	27

Statement of Operations

Year Ended December 31, 2007

Net Investment Income
Income
Interest income	$12,702,941
Affiliated dividend income	183,757

Total income	12,886,698

Expenses
Management fee	1,039,229
Distribution fee—Class A	409,547
Distribution fee—Class B	208,032
Distribution fee—Class C	186,129
Distribution fee—Class R	573
Transfer agent’s fee and expenses (including affiliated expense of $174,000)	276,000
Custodian’s fees and expenses	83,000
Registration fees	49,000
Reports to shareholders	35,000
Audit fee	26,000
Legal fees and expenses	20,000
Directors’ fees	16,000
Insurance	8,000
Miscellaneous	10,980

Total expenses	2,367,490

Net investment income	10,519,208

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions	(466,045)
Financial futures transactions	1,412,339
Credit default swap agreements	(11,643)

934,651

Net change in unrealized appreciation (depreciation) on:
Investments	3,146,541
Financial futures contracts	253,939
Credit default swap agreements	16,733

3,417,213

Net gain on investments	4,351,864

Net Increase In Net Assets Resulting From Operations	$14,871,072

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Decrease In Net Assets
Operations:
Net investment income	$10,519,208	$11,353,142
Net realized gain (loss) on investments	934,651	(2,434,810)
Net change in unrealized appreciation (depreciation) on investments	3,417,213	2,395,785

Net increase in net assets resulting from operations	14,871,072	11,314,117

Dividends from net investment income (Note 1)
Class A	(7,687,154)	(8,747,327)
Class B	(814,807)	(1,314,663)
Class C	(1,038,977)	(1,286,310)
Class R	(5,132)	(2,907)
Class Z	(2,495,564)	(2,309,045)

	(12,041,634)	(13,660,252)

Fund share transactions (net of share conversions) ( Note 6)
Net proceeds from shares sold	61,329,598	53,136,628
Net asset value of shares issued in reinvestment of dividends	10,164,005	10,963,589
Cost of shares reacquired	(80,180,272)	(140,996,190)

Net decrease in net assets from Fund share transactions	(8,686,669)	(76,895,973)

Total decrease	(5,857,231)	(79,242,108)

Net Assets:
Beginning of year	267,769,654	347,011,762

End of year(a)	$261,912,423	$267,769,654

(a) Includes undistributed net investment income of:	$34,117	—

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	29

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund currently consists of one portfolio which is the Dryden Short-Term Corporate Bond Fund (the “Portfolio”). The Portfolio’s investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with maturities of six years or less. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of

30	Visit our website at www.jennisondryden.com

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2007 one security representing $45,092 and 0.02% of the total market value was fair valued in accordance with the policies approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in more than sixty days are valued at current market quotations. Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	31

Notes to Financial Statements

continued

Swaps: The Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax paying entity. It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, and Class Z shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution, (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	33

Notes to Financial Statements

Continued

monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, and R Plans, the Portfolio compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, and .75 of 1% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, and .50 of 1% of the average daily net assets of the Class A shares, Class C, and Class R shares, respectively.

PIMS has advised the Portfolio that it received approximately $40,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Portfolio that for the year ended December 31, 2007, it received approximately $17,500 and $1,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2007.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio pays networking fees to affiliated and unaffiliated broker/dealers Including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2007, the Portfolio incurred approximately $131,700 in total networking fees, of which $30,800 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Portfolio invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2007, aggregated $205,598,546 and $216,134,775, respectively. United States government securities represent $105,053,215 and $106,822,407 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended December 31, 2007, the adjustments were to decrease overdistribution of net investment income by $1,599,764, to increase

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	35

Notes to Financial Statements

continued

accumulated net realized loss on investment transactions by $62,684 and to decrease paid-in capital in excess of par by $1,537,080 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting, expiration of capital loss carryforward, certain transactions involving swaps, paydown gains/losses and other book to tax transactions. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2007 and 2006, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $12,041,634 and $13,660,252 from ordinary income, respectively.

As of December 31, 2007, the Portfolio had accumulated undistributed earnings on a tax basis of $55,711 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2007 of approximately $20,726,000 of which $1,933,000 expires in 2008, $3,635,000 expires in 2010, $5,362,000 expires in 2013, $7,851,000 expires in 2014 and $1,945,000 expires in 2015. Approximately $1,537,000 of its capital loss carryforward expired prior to utilization. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Portfolio will be able to realize full benefit prior to the expiration date.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized depreciation as of December 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$261,784,341	$1,896,810	$(3,648,992)	$(1,752,182)	$8,658	$(1,743,524)

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and the differences in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are attributable to unrealized appreciation on swaps.

The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Portfolio offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first twelve months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 312.5 million authorized shares of $.01 par value common stock, divided into five classes for each portfolio, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 62,500,000 authorized shares for each portfolio. As of December 31, 2007, 249 shares of Class R were owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2007:
Shares sold	2,096,520	$22,587,989
Shares issued in reinvestment of dividends	597,879	6,446,868
Shares reacquired	(4,228,346)	(45,535,381)

Net increase (decrease) in shares outstanding before conversion	(1,533,947)	(16,500,524)
Shares issued upon conversion from Class B	602,787	6,487,476

Net increase (decrease) in shares outstanding	(931,160)	$(10,013,048)

Year ended December 31, 2006:
Shares sold	3,427,889	$36,812,498
Shares issued in reinvestment of dividends	638,345	6,852,562
Shares reacquired	(8,433,559)	(90,325,329)

Net increase (decrease) in shares outstanding before conversion	(4,367,325)	(46,660,269)
Shares issued upon conversion from Class B	475,989	5,123,430

Net increase (decrease) in shares outstanding	(3,891,336)	$(41,536,839)

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	37

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended December 31, 2007:
Shares sold	132,150	$1,422,860
Shares issued in reinvestment of dividends	61,229	659,933
Shares reacquired	(633,115)	(6,808,403)

Net increase (decrease) in shares outstanding before conversion	(439,736)	(4,725,610)
Shares reacquired upon conversion into Class A	(602,161)	(6,487,476)

Net increase (decrease) in shares outstanding	(1,041,897)	$(11,213,086)

Year ended December 31, 2006:
Shares sold	187,800	$2,009,972
Shares issued in reinvestment of dividends	94,998	1,019,689
Shares reacquired	(1,239,660)	(13,316,243)

Net increase (decrease) in shares outstanding before conversion	(956,862)	(10,286,582)
Shares reacquired upon conversion into Class A	(475,989)	(5,123,430)

Net increase (decrease) in shares outstanding	(1,432,851)	$(15,410,012)

Class C
Year ended December 31, 2007:
Shares sold	357,012	$3,845,224
Shares issued in reinvestment of dividends	67,671	729,662
Shares reacquired	(792,062)	(8,540,353)

Net increase (decrease) in shares outstanding	(367,379)	$(3,965,467)

Year ended December 31, 2006:
Shares sold	241,066	$2,587,433
Shares issued in reinvestment of dividends	84,723	909,613
Shares reacquired	(1,376,467)	(14,781,267)

Net increase (decrease) in shares outstanding	(1,050,678)	$(11,284,221)

Class R
Year ended December 31, 2007:
Shares sold	3,646	$39,425
Shares issued in reinvestment of dividends	15	167
Shares reacquired	(145)	(1,549)

Net increase (decrease) in shares outstanding	3,516	$38,043

Year ended December 31, 2006:
Shares sold	10,709	$114,380
Shares issued in reinvestment of dividends	13	138
Shares reacquired	(1,636)	(17,542)

Net increase (decrease) in shares outstanding	9,086	$96,976

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Class Z	Shares	Amount
Year ended December 31, 2007:
Shares sold	3,098,663	$33,434,100
Shares issued in reinvestment of dividends	215,216	2,327,375
Shares reacquired	(1,789,188)	(19,294,586)

Net increase (decrease) in shares outstanding	1,524,691	$16,466,889

Year ended December 31, 2006:
Shares sold	1,080,929	$11,612,345
Shares issued in reinvestment of dividends	202,691	2,181,587
Shares reacquired	(2,094,401)	(22,555,809)

Net increase (decrease) in shares outstanding	(810,781)	$(8,761,877)

Note 7. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	39

Financial Highlights

Class A
Year Ended December 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.76

Income from investment operations:
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	.19

Total from investment operations	.63

Less Distributions:
Dividends from net investment income	(.51)

Net asset value, end of year	$10.88

Total Return(a):	5.95%
Ratios/Supplemental Data:
Net assets, end of year (000)	$161,995
Average net assets (000)	$163,819
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	.85%
Expenses, excluding distribution and service (12b-1) fees	.60%
Net investment income	4.11%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(d)	Calculations based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006	2005	2004	2003

$10.82	$11.23	$11.52	$11.51

.41	.39	.38	.42
.02	(.29)	(.15)	.13

.43	.10	.23	.55

(.49)	(.51)	(.52)	(.54)

$10.76	$10.82	$11.23	$11.52

4.03%	.86%	2.01%	4.83%

$170,262	$213,359	$188,404	$125,479
$191,991	$209,594	$153,543	$113,360

.94%	.92%	.92%	.92%
.69%	.67%	.67%	.67%
3.80%	3.51%	3.05%	3.57%

61%	73%	55%	64%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	41

Financial Highlights

continued

Class B
Year Ended December 31, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.76

Income from investment operations:
Net investment income	.36
Net realized and unrealized gain (loss) on investment transactions	.18

Total from investment operations	.54

Less Distributions:
Dividends from net investment income	(.42)

Net asset value, end of year	$10.88

Total Return(a):	5.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$15,023
Average net assets (000)	$20,803
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.60%
Expenses, excluding distribution and service (12b-1) fees	.60%
Net investment income	3.33%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	Calculations based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006	2005	2004	2003

$10.82	$11.23	$11.52	$11.51

.33	.28	.30	.33
.02	(.27)	(.16)	.13

.35	.01	.14	.46

(.41)	(.42)	(.43)	(.45)

$10.76	$10.82	$11.23	$11.52

3.26%	.09%	1.25%	4.05%

$26,071	$41,733	$58,297	$65,486
$34,619	$51,250	$63,694	$65,683

1.69%	1.67%	1.67%	1.67%
.69%	.67%	.67%	.67%
3.05%	2.76%	2.70%	2.82%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	43

Financial Highlights

continued

Class C
Year Ended December 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.76

Income from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investment transactions	.18

Total from investment operations	.57

Less Distributions:
Dividends from net investment income	(.45)

Net asset value, end of year	$10.88

Total Return(a):	5.42%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,035
Average net assets (000)	$24,817
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.35%
Expenses, excluding distribution and service (12b-1) fees	.60%
Net investment income	3.60%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets of the Class C shares.
(d)	Calculations based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006	2005	2004	2003

$10.82	$11.23	$11.52	$11.51

.35	.31	.33	.36
.02	(.27)	(.16)	.13

.37	.04	.17	.49

(.43)	(.45)	(.46)	(.48)

$10.76	$10.82	$11.23	$11.52

3.51%	.34%	1.50%	4.31%

$26,739	$38,264	$54,320	$64,852
$31,763	$46,358	$60,026	$63,277

1.44%	1.42%	1.42%	1.42%
.69%	.67%	.67%	.67%
3.30%	3.01%	2.96%	3.07%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	45

Financial Highlights

continued

Class R
Year Ended December 31, 2007(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.76

Income from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	.18

Total from investment operations	.60

Less Distributions:
Dividends from net investment income	(.48)

Net asset value, end of period	$10.88

Total Return(b):	5.70%
Ratios/Supplemental Data:
Net assets, end of period (000)	$141
Average net assets (000)	$115
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.10%
Expenses, excluding distribution and service (12b-1) fees	.60%
Net investment income	3.88%

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total investment returns for the periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(e)	Annualized.
(f)	Calculations based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class R
Year Ended December 31,		May 17, 2004(a) through December 31, 2004
2006	2005

$10.82	$11.23	$11.28

.38	.39	.24
.02	(.32)	.09

.40	.07	.33

(.46)	(.48)	(.38)

$10.76	$10.82	$11.23

3.78%	.63%	2.92%

$101	$3	$3
$66	$3	$2

1.19%	1.17%	1.17	%(e)
.69%	.67%	.67	%(e)
3.58%	3.29%	.99	%(e)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	47

Financial Highlights

continued

Class Z
Year Ended December 31, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.79

Income from investment operations:
Net investment income	.47
Net realized and unrealized gain (loss) on investment transactions	.18

Total from investment operations	.65

Less Distributions:
Dividends from net investment income	(.53)

Net asset value, end of year	$10.91

Total Return(a):	6.22%
Ratios/Supplemental Data:
Net assets, end of year (000)	$61,719
Average net assets (000)	$50,253
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.60%
Expenses, excluding distribution and service (12b-1) fees	.60%
Net investment income	4.38%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Fund invests.
(c)	Calculations based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2006	2005	2004	2003

$10.85	$11.26	$11.55	$11.53

.43	.41	.41	.46
.03	(.28)	(.15)	.13

.46	.13	.26	.59

(.52)	(.54)	(.55)	(.57)

$10.79	$10.85	$11.26	$11.55

4.29%	1.12%	2.27%	5.18%

$44,597	$53,652	$73,263	$60,471
$48,027	$60,056	$63,698	$53,992

.69%	.67%	.67%	.67%
.69%	.67%	.67%	.67%
4.05%	3.76%	3.44%	3.81%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Short-Term Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Corporate Bond Fund of the Dryden Short-Term Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2008

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Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio’s fiscal year end (December 31, 2007) as to the federal income tax status of dividends paid by the Portfolio during such fiscal year. Accordingly, we are advising you that during its fiscal year ended December 31, 2007, the Portfolio paid dividends $0.5051 per share for Class A shares, $0.4236 per share for Class B shares, $0.4505 per share for Class C shares, $0.4789 per share for Class R shares and $0.5337 per share for Class Z shares, respectively, from ordinary income, which are taxable as such.

Further, we wish to advise you that none of the ordinary income dividends paid in the fiscal year ended December 31, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers. Only Funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

The Fund designates 86.11% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2007.

For more details regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	51

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Short-Term Bond Fund, Inc.—Dryden Short-Term Corporate Bond Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2003(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1993(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (60), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 149 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989), Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Schudder Investments, Inc.

Deborah A. Docs (50), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	53

Jonathan D. Shain (49), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knicrim (49), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (44), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Series Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	55

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	2.51%	2.84%	4.42%	—
Class B	2.16	2.75	4.08	—
Class C	4.42	3.00	4.23	—
Class R	5.70	N/A	N/A	3.58% (5/17/04)
Class Z	6.22	3.80	5.04	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	5.95%	3.52%	4.77%	—
Class B	5.16	2.75	4.08	—
Class C	5.42	3.00	4.23	—
Class R	5.70	N/A	N/A	3.58% (5/17/04)
Class Z	6.22	3.80	5.04	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.90%; Class B, 1.60%; Class C, 1.60%; Class R, 1.35%; Class Z, 0.60%. Net operating expenses apply to: Class A, 0.85%; Class B, 1.60%; Class C, 1.35%; Class R, 1.10%; Class Z, 0.60%, after contractual reduction through 4/30/2008.

Visit our website at www.jennisondryden.com

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund (Class A shares) with a similar investment in the Lehman Brothers 1–5 Year U.S. Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (December 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3.25% for Class A shares and a 12b-1 fee of up to 0.30% annually. Under certain circumstances, Class A shares may not be subject to a 1% contingent deferred sales charge (CDSC). Class B shares are subject to a declining CDSC of 3%, 2%, 1%, and 1%, for the first four years, respectively, after purchase and a 12b-1 fee of 1% annually. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of up to 1% annually. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via
e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund
Share Class	A	B	C	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PBSMX	PIFZX
CUSIP	26248R602	26248R701	26248R800	26248R875	26248R883

MF140E    IFS-A144152    Ed. 02/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2007 and December 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,281 and $44,200 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Short-Term Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 20, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 20, 2008

*	Print the name and title of each signing officer under his or her signature.